Filed under Rule 497(k)

Registration No. 333-53589

VALIC Company II

Socially Responsible Fund

(the “Fund”)

Supplement dated May 7, 2018, to the Fund’s

Summary Prospectus dated January 1, 2018, as amended

Effective May 7, 2018:

In the section entitled “Fund Summary: Socially Responsible Fund – Investment Adviser,” the table under the heading “Portfolio Managers” is deleted in its entirety and replaced with the following:

Name and Title	Portfolio Manager of the Fund Since
Timothy Campion Lead Portfolio Manager	2012
Jane Bayar Algieri Co-Portfolio Manager	2015

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.